Exhibit 99.1
ANNEX A
The Trust Student Loan Pool as of April 30, 2022
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.
Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,199,176 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 4 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

2003-1

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$341,587,043
Aggregate Outstanding Principal Balance – Treasury Bill	$47,952,542
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.04%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$293,634,501
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.96%
Number of Borrowers	$6,853
Average Outstanding Principal Balance Per Borrower	49,845
Number of Loans	12,025
Average Outstanding Principal Balance Per Loan – Treasury Bill	$47,431
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	26,660
Weighted Average Remaining Term to Scheduled Maturity	201 months
Weighted Average Annual Interest Rate	$7.40%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	1	30,863	*
3.51% to 4.00%	0	0	0.0
4.01% to 4.50%	0	0	0.0
4.51% to 5.00%	8	40,466	*
5.01% to 5.50%	184	2,241,743	0.7
5.51% to 6.00%	1,096	20,571,761	6.0
6.01% to 6.50%	2,328	45,474,073	13.3
6.51% to 7.00%	3,483	82,177,879	24.1
7.01% to 7.50%	719	21,924,054	6.4
7.51% to 8.00%	1,651	59,321,833	17.4
8.01% to 8.50%	2,254	89,472,363	26.2
Equal to or greater than 8.51%	301	20,332,008	6.0

Total	12,025	$341,587,043	100.0%
*  Represents a percentage greater than 0% but less than 0.05%.
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	784	$1,863,385	0.5%
$5,000.00-9,999.99	634	4,694,043	1.4
$10,000.00-14,999.99	652	8,207,316	2.4
$15,000.00-19,999.99	610	10,651,301	3.1
$20,000.00-24,999.99	434	9,728,433	2.8
$25,000.00-29,999.99	427	11,738,573	3.4
$30,000.00-34,999.99	355	11,484,554	3.4
$35,000.00-39,999.99	330	12,327,694	3.6
$40,000.00-44,999.99	287	12,197,950	3.6
$45,000.00-49,999.99	234	11,106,876	3.3
$50,000.00-54,999.99	218	11,438,637	3.3
$55,000.00-59,999.99	164	9,451,383	2.8
$60,000.00-64,999.99	123	7,679,780	2.2
$65,000.00-69,999.99	148	9,979,160	2.9
$70,000.00-74,999.99	119	8,656,343	2.5
$75,000.00-79,999.99	107	8,287,554	2.4
$80,000.00-84,999.99	97	8,013,327	2.3
$85,000.00-89,999.99	86	7,529,042	2.2
$90,000.00-94,999.99	79	7,295,490	2.1
$95,000.00-99,999.99	65	6,348,789	1.9
$100,000.00 and above	900	162,907,411	47.7

Total	6,853	$341,587,043	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	11,164	$306,638,397	89.8%
31-60 days	321	10,724,769	3.1
61-90 days	176	7,229,492	2.1
91-120 days	88	4,578,336	1.3
121-150 days	70	3,539,148	1.0
151-180 days	52	1,992,874	0.6
181-210 days	49	2,591,796	0.8
Greater than 210 days	105	2,715,821	1.3

Total	12,025	$341,587,043	100.0%

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	102	$40,740	*
4 to 12	361	437,211	0.1%
13 to 24	497	1,574,791	0.5
25 to 36	537	2,570,475	0.8
37 to 48	538	3,897,493	1.1
49 to 60	916	6,983,465	2.0
61 to 72	791	7,762,749	2.3
73 to 84	529	6,476,999	1.9
85 to 96	465	7,256,867	2.1
97 to 108	512	9,153,450	2.7
109 to 120	844	16,151,005	4.7
121 to 132	852	21,457,448	6.3
133 to 144	646	18,180,826	5.3
145 to 156	523	18,473,103	5.4
157 to 168	528	19,041,094	5.6
169 to 180	458	16,577,398	4.9
181 to 192	379	15,921,112	4.7
193 to 204	311	14,905,764	4.4
205 to 216	241	11,880,934	3.5
217 to 228	223	10,522,718	3.1
229 to 240	220	11,641,516	3.4
241 to 252	154	8,901,000	2.6
253 to 264	111	6,648,355	1.9
265 to 276	112	6,814,267	2.0
277 to 288	127	8,757,285	2.6
289 to 300	262	20,018,529	5.9
301 to 312	694	57,523,317	16.8
313 to 324	27	3,829,464	1.1
325 to 336	13	1,491,771	0.4
337 to 348	15	2,081,223	0.6
349 to 360	23	3,322,632	1.0
361 and above	14	1,292,042	0.4

Total	12,025	341,587,043	100.0%
*    Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	292	$9,528,138	2.8%
Forbearance	873	41,784,903	12.2
Repayment
First year in repayment	109	7,828,564	2.3
Second year in repayment	79	6,391,538	1.9
Third year in repayment	125	8,784,618	2.6
More than 3 years in repayment	10,547	267,269,283	78.2

Total	12,025	$341,587,043	100.0%

(1) Of the trust student loans in forbearance status, approximately 2 loans with an aggregate outstanding principal balance of $111,848, representing 0.03% of the pool by principal balance, are in the Coronavirus Disaster Forbearance Program.
Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 136.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-1

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.5	-	219.7
Forbearance	-	6.4	223.3
Repayment	-	-	195.3

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $9,528,138 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $7,158,285 or approximately 75.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

2003-1

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	188	$5,329,273	1.6%
Alaska	10	277,369	0.1
Arizona	272	8,987,901	2.6
Arkansas	161	4,195,845	1.2
California	1,421	45,392,999	13.3
Colorado	223	5,065,790	1.5
Connecticut	84	1,696,966	0.5
Delaware	27	454,441	0.1
District of Columbia	39	1,016,569	0.3
Florida	716	23,802,154	7.0
Georgia	445	15,941,838	4.7
Hawaii	30	686,613	0.2
Idaho	66	2,147,323	0.6
Illinois	528	13,957,545	4.1
Indiana	172	4,135,989	1.2
Iowa	73	1,650,632	0.5
Kansas	275	7,565,242	2.2
Kentucky	103	3,156,351	0.9
Louisiana	533	14,229,551	4.2
Maine	36	1,121,204	0.3
Maryland	232	7,126,880	2.1
Massachusetts	216	4,269,700	1.2
Michigan	401	12,197,037	3.6
Minnesota	264	5,522,887	1.6
Mississippi	173	4,619,694	1.4
Missouri	352	10,067,206	2.9
Montana	47	895,149	0.3
Nebraska	56	1,399,476	0.4
Nevada	106	2,678,989	0.8
New Hampshire	35	669,144	0.2
New Jersey	182	5,385,078	1.6
New Mexico	42	1,393,248	0.4
New York	420	12,920,293	3.8
North Carolina	211	6,045,640	1.8
North Dakota	8	229,715	0.1
Ohio	69	1,350,627	0.4
Oklahoma	349	8,292,954	2.4
Oregon	288	9,337,246	2.7
Pennsylvania	252	6,185,010	1.8
Rhode Island	15	563,113	0.2
South Carolina	102	3,382,377	1.0
South Dakota	11	291,769	0.1
Tennessee	300	8,187,084	2.4
Texas	1,300	35,166,659	10.3
Utah	50	1,258,649	0.4
Vermont	9	320,264	0.1
Virginia	241	6,828,646	2.0
Washington	451	11,541,240	3.4
West Virginia	31	758,437	0.2
Wisconsin	285	8,269,243	2.4
Wyoming	18	356,556	0.1
Other	107	3,265,440	1.0

Total	13,004	$341,587,043	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.

2003-1

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-1

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	5,009	$118,242,974	34.6%
Other Repayment Options(1)	4,457	94,260,736	27.6
Income-driven Repayment(2)	2,559	129,083,333	37.8

Total	12,025	$341,587,043	100.0%
(1)  Includes, among others, graduated repayment and interest-only period loans.
(2) Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 144 loans with an aggregate outstanding principal balance of $6,595,604 currently in an interest-only period.  These interest-only loans represent approximately 1.9% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	6,036	$146,303,487	42.8%
Unsubsized	5,989	195,283,556	57.2

Total	12,025	$341,587,043	100.0%

2003-1

The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	35	$871,417	0.3%
October 1, 1993 through June 30, 2006	11,990	340,715,626	99.7
July 1, 2006 and later	0	0	0.0

Total	12,025	$341,587,043	100.0%

2003-1

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	766	$11,717,519	3.2%
College Assist	28	603,691	0.2
Educational Credit Management Corporation	600	18,084,210	5.3
Great Lakes Higher Education Corporation	6,249	190,287,709	55.7
Illinois Student Assistance Comm	473	12,932,917	3.8
Kentucky Higher Educ. Asst. Auth.	204	5,449,483	1.6
Louisiana Office Of Student Financial Asst	221	4,569,932	1.3
Michigan Guaranty Agency	232	5,885,227	1.7
New York State Higher Ed Services Corp	623	17,289,451	5.1
Oklahoma Guaranteed Stud Loan Prog	353	8,665,180	2.5
Pennsylvania Higher Education Assistance Agency	1,245	38,422,379	11.2
Texas Guaranteed Student Loan Corp	1,030	28,551,428	8.4
United Student Aid Funds, Inc.	1	-543	*
Total	12,025	$341,587,043	100.0%
*  Represents a percentage greater than 0% but less than 0.05%.

2003-1